SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 31, 2013

                                 NAPRODIS, INC.
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                 (Name of Small Business Issuer in its charter)

         Nevada                   333-122009                 33-0403494
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(State of incorporation)     (Commission File No.)       (IRS Employer
                                                          Identification No.)

                            13250 Gregg St., Suite F.
                                 Poway, CA 92064
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (858) 486-8655

                                       N/A
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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

     On May 31, 2013, the Company, through and with the approval of its Board of Directors, dismissed Anton & Chia ("Anton Chia") as its independent registered public accounting firm and engaged Malone Bailey, LLP ("Malone") as its independent registered public accounting firm.

     The report of Anton & Chia regarding the Company's financial statements for the fiscal year ended August 31, 2012 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the report of Anton & Chia for the year ended August 31, 2012 was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the year ended August 31, 2012, and during the period from August 31, 2012 through May 31, 2013, the date of dismissal, there: (i) no disagreements between the Company and Anton & Chia on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Anton & Chia, would have caused Anton & Chia to make reference to the subject matter of the disagreement in its reports on our financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Anton & Chia with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Anton & Chia furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from Anton & Chia is filed with this report.

     Prior to engaging Malone, the Company did not consult with Malone regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Malone on the Company's financial statements, and Malone did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.


Item 9.01.        Exhibits.

Exhibit
Number     Description of Document
------     -----------------------

16         Letter regarding change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 7, 2013                    NAPRODIS, INC.


                                      By:  /s/ Paul Petit
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                                           Paul Petit, Chief Executive Officer